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                                                                    EXHIBIT 23.3

                       [Analysys International Letterhead]

Dear Ms. Wang:

We hereby consent to the inclusion of references to our [CHINESSE CHARACTERS]
(2005) in the annual report of KongZhong CorpoRATIon on Form 20-F for the year ended December 31, 2004.

                                    Sincerely,

                                    /s/ GM of Analysys International Advisory BU

                                    June 14, 2005

                                    GM of Analysys International Advisory BU